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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 21, 2001
                                                         -----------------



                           REGENT COMMUNICATIONS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            0-15392                 31-1492857
---------------------------         ---------               -----------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification
                                                            Number)


100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky       41011
--------------------------------------------------------------       ---------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (859) 292-0030
                                                      --------------

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 21, 2001, Regent Communications, Inc. issued a press release regarding its private placement of shares of its common stock. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    * * * * *

     This report includes certain forward-looking statements with respect to Regent Communications, Inc. for which we claim the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties and include statements preceded by, followed by or that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "project" and other similar expressions. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, such statements are influenced by our financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Actual results and developments may differ materially from those conveyed in the forward-looking statements based on various factors including, but not limited to: the ongoing impact of the September 11, 2001 tragedy and the war on terrorism, changes in economic, business and market conditions affecting the radio broadcast industry, the markets in which we operate, and nationally; increased competition for attractive radio properties and advertising dollars; fluctuations in the cost of operating radio properties; our ability to manage our growth; our ability to integrate these and other acquisitions; and changes in the regulatory climate affecting radio broadcast companies. Further information on other factors that could affect the financial results of Regent Communications, Inc. is included in Regent's filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Regent Communications, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

                           99.1     Press Release dated November 21, 2001



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGENT COMMUNICATIONS, INC.
                                                     (Registrant)


Date: November 26, 2001              By:      /s/ ANTHONY A. VASCONCELLOS
                                              ---------------------------
                                              Anthony A. Vasconcellos
                                              Senior Vice President and
                                              Chief Financial Officer



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